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                                 ICAP FUNDS INC.

                 Supplement dated April 16, 2008 ("Supplement")
               to the Prospectus dated May 1, 2007 ("Prospectus")

         This Supplement updates certain information contained in the above-dated Prospectus for ICAP Funds, Inc. You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 1-800-MAINSTAY (1-800-624-6782), or by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department,169 Lackawanna Avenue, Parsippany, New Jersey 07054. These documents are also available via the internet on the Funds' website at www.mainstayfunds.com. Please review this important information carefully.

Class A Investment Minimum and Eligibility Changes
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         On December 28, 2007, we informed you of certain pending changes to the
Class A investment minimums and eligibility requirements for ICAP Funds, Inc. At that time, we notified you that beginning on or about April 29, 2008, Class A shares will have a $25,000 minimum initial investment with no minimum requirement for subsequent purchases.

         As an exception to the investment minimum described above, effective September 15, 2008, Class A shares will have a $15,000 minimum initial investment with no minimum subsequent investment for investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds. To qualify for this investment minimum, all aggregated accounts must be tax reportable under the same tax identification number. You may not aggregate your holdings with the holdings of any other person or entity to qualify for this investment minimum.

         Additionally, please note that if you qualify for this exception, you must also maintain your account balance at or above $15,000 to avoid having your account automatically convert into Investor Class shares.




            PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.